Capital Structure Management	12 Months Ended
Dec. 31, 2021
Capital Structure Management
Capital Structure Management

Section E — Capital Structure, Financing, and Liquidity

This section describes how SAP manages its capital structure. Our capital management is based on a high equity ratio, modest financial leverage, a well-balanced maturity profile, and deep debt capacity.

(E.1) Capital Structure Management

The primary objective of our capital structure management is to maintain a strong financial profile for investor, creditor, and customer confidence, and to support the growth of our business. We seek to maintain a capital structure that will allow us to continuously cover our funding requirements through the capital markets on reasonable terms and, in so doing, ensure a high level of independence, confidence, and financial flexibility.

SAP SE’s long-term credit rating is “A2” by Moody’s and “A” by Standard & Poor’s, both with stable outlook.

	12/31/2021		12/31/2020
	€ millions	% of	€ millions	% of	∆ in %
		Total Equity and		Total Equity and
		Liabilities		Liabilities
/ Equity	41,523	58	29,927	51	39
/ Current liabilities	16,136	23	12,842	22	26
/ Non-current liabilities	13,510	19	15,696	27	-14
/ Liabilities	29,646	42	28,537	49	4
Thereof financial debt	13,094	18	13,283	23	-1
Thereof lease liabilities	2,143	3	2,120	4	1
/ Total equity and liabilities	71,169	100	58,464	100	22

In 2021, we drew two short-term loans of €950 million and €500 million with the tenor of one year and a flexible repayment schedule, as well as €150 million in issued commercial paper (CP). At maturity, we repaid €500 million in Eurobonds, as well as €150 million in CP. Making use of the flexible structure, we further repaid €1,250 million in acquisition loan for Qualtrics prior to its final maturity date in 2022. The ratio of total nominal volume of financial debt to total equity and liabilities decreased 4 pp.